                                                                     EXHIBIT 4.2

                             NABORS HOLDINGS 1, ULC

                   $225,000,000 4.875% SENIOR NOTES DUE 2009

                         REGISTRATION RIGHTS AGREEMENT

                                                              New York, New York
                                                                 August 22, 2002

Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

     Nabors Holdings 1, ULC, an unlimited liability company formed under the Companies Act of Nova Scotia (the "Company"), proposes to issue and sell to Lehman Brothers Inc. (the "Initial Purchaser"), upon the terms set forth in a purchase agreement, dated August 22, 2002 (the "Purchase Agreement"), $225,000,000 aggregate principal amount of its 4.875% Senior Notes due 2009 (the "Notes") relating to the initial placement of the Notes (the "Initial Placement"). The Notes will be unconditionally guaranteed (the "Guarantees"and together with the Notes, the "Securities") on a senior basis by Nabors Industries Ltd., a Bermuda company ("Nabors Bermuda") and Nabors Industries, Inc., a Delaware corporation ("Nabors Delaware," and together with Nabors Bermuda, the "Guarantors"). Concurrently with Initial Placement of the Notes, Nabors Delaware, an indirect, wholly-owned subsidiary of Nabors Bermuda, is offering an aggregate of $275,000,000 of its 5.375% Senior Notes due 2012, guaranteed by Nabors Bermuda to Qualified Institutional Buyers under Rule 144A (the "Concurrent Offering"). The consummation of the Initial Placement of the Notes and the Concurrent Offering are not conditioned upon each other. To satisfy a condition to the obligations of the Initial Purchaser under the Purchase Agreement, the Company and the Guarantors agree with the Initial Purchaser for the benefit of the holders from time to time of the Securities (including the Initial Purchaser) and the New Securities (as defined herein) (each a "Holder" and, together, the "Holders"), as follows:

          1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

             "Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

             "Affiliate" of any specified Person shall have the same meaning as in Rule 501(b) of Regulation D of the Securities Act.

             "Broker-Dealer" shall mean any broker or dealer registered as such under the Exchange Act.

             "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

             "Closing Date" shall mean the date on which the Securities are initially issued.

             "Commission" shall mean the Securities and Exchange Commission.

             "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

             "Exchange Offer Registration Period" shall mean the 180-day period following the consummation of the Registered Exchange Offer, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement, or such shorter period as will terminate when all New Securities held by Exchanging Dealers or Initial Purchaser have been sold pursuant thereto.

             "Exchange Offer Registration Statement" shall mean a registration statement of the Company and the Guarantors on an appropriate form under the Act with respect to the Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments thereto, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

             "Exchanging Dealer" shall mean any Holder (which may include the Initial Purchaser) that is a Broker-Dealer and elects to exchange for New Securities any Securities that it acquired for its own account as a result of market-making activities or other trading activities (but not directly from the Company or any Affiliate of the Company).

             "Holder" shall have the meaning set forth in the preamble hereto.

             "Indenture" shall mean the Indenture relating to the Securities, dated as of August 22, 2002, among the Company, the Guarantors and Bank One, N.A., as trustee, as the same may be amended from time to time in accordance with the terms thereof.

             "Initial Placement" shall have the meaning set forth in the preamble hereto.

             "Initial Purchaser" shall have the meaning set forth in the preamble hereto.

             "Losses" shall have the meaning set forth in Section 7(d) hereof.

             "Majority Holders" shall mean the Holders of a majority of the aggregate principal amount of Notes and/or New Notes, as applicable, registered under a Registration Statement.

             "Managing Underwriters" shall mean the investment banker or investment bankers and manager or managers that shall administer an underwritten offering.

             "Memorandum" shall have the meaning set forth in the Purchase Agreement.

             "New Notes" shall mean debt securities of the Company, guaranteed by the Guarantors, identical in all material respects to the Notes (except that the cash interest and interest rate step-up provisions and the transfer restrictions shall be modified or eliminated, as appropriate) and to be issued under the Indenture or the New Securities Indenture.

             "New Securities" shall mean debt securities of the Company and the related guarantees of the Guarantors, identical in all material respects to the Securities (except that the cash interest and interest rate step-up provisions and the transfer restrictions shall be modified or eliminated, as appropriate) and to be issued under the Indenture or the New Securities Indenture.

             "New Securities Indenture" shall mean an indenture among the Company, the Guarantors and the New Securities Trustee, identical in all material respects to the Indenture (except that the interest rate step-up provisions will be modified or eliminated, as appropriate).

             "New Securities Trustee" shall mean a bank or trust company reasonably satisfactory to the Initial Purchaser, as trustee with respect to the New Securities under the New Securities Indenture.

             "Prospectus" shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the
        Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or the New Securities covered by such Registration

        Statement, and all amendments and supplements thereto and all material incorporated by reference therein.

             "Purchase Agreement" shall have the meaning set forth in the preamble hereto.

             "Registered Exchange Offer" shall mean the proposed offer of the Company to issue and deliver to the Holders of the Securities that are not prohibited by any law or policy of the Commission from participating in such offer, in exchange for the Securities, a like aggregate principal amount of the New Notes and Related Guarantees.

             "Registration Statement" shall mean any Exchange Offer Registration Statement or Shelf Registration Statement that covers any of the Securities or the New Securities pursuant to the provisions of this Agreement, any amendments and supplements to such registration statement, including post-effective amendments (in each case including the Prospectus contained therein), all exhibits thereto and all material incorporated by reference therein.

             "Related Guarantees" shall mean the guarantees of the Guarantors to be issued under the Indenture or the New Securities Indenture in respect of New Notes.

             "Securities" shall have the meaning set forth in the preamble hereto.

             "Shelf Registration" shall mean a registration effected pursuant to
        Section 3 hereof.

             "Shelf Registration Period" has the meaning set forth in Section 3(b) hereof.

             "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company and the Guarantors pursuant to the provisions of Section 3 hereof which covers some or all of the Securities and/or New Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

             "Trust Indenture Act" shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder and any successor act, rules and regulations.

             "Trustee" shall mean the trustee with respect to the Securities and New Securities under the Indenture.

             "Underwriter" shall mean any underwriter of Securities or New Securities in connection with an offering thereof under a Registration Statement.

          2.  Registered Exchange Offer.

          (a) Except as set forth in Section 3 below, the Company and the Guarantors shall prepare, at their cost, and, not later than 90 days following the Closing Date (or if such 90th day is not a Business Day, the next succeeding Business Day) shall file with the Commission the Exchange Offer Registration Statement with respect to the Registered Exchange Offer. The Company and the Guarantors shall use their reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Act not later December 2, 2002.

          (b) Upon the effectiveness of the Exchange Offer Registration Statement, the Company and the Guarantors shall promptly commence the Registered Exchange Offer.

          (c) In connection with the Registered Exchange Offer, the Company and the Guarantors shall:

             (i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

             (ii) commence and use their reasonable best efforts to complete the Registered Exchange Offer promptly, but no later than December 31, 2002, and hold the Registered Exchange Offer open for not less than 20 Business Days;

             (iii) use their reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective under the Act, supplemented and amended as required, under the Act to ensure that it is available for sales of New Securities by Exchanging Dealers or the Initial Purchaser during the Exchange Offer Registration Period;

             (iv) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan in New York City, which may be the Trustee, the New Securities Trustee or an Affiliate of either of them;

             (v) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last Business Day on which the Registered Exchange Offer is open;

             (vi) prior to effectiveness of the Exchange Offer Registration Statement, provide a supplemental letter to the Commission (A) stating that the Company and the Guarantors are conducting the Registered Exchange Offer in reliance on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988), Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991); and (B) including a representation to the effect that the Company and the Guarantors have not entered into any arrangement or understanding with any Person to distribute the New Securities to be received in the Registered Exchange Offer and that, to the best of their information and belief, each Holder participating in the Registered Exchange Offer is acquiring the New Securities in the ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the New Securities; and

             (vii) comply in all material respects with all applicable laws.

          (d) As soon as practicable after the close of the Registered Exchange Offer, the Company and the Guarantors shall:

             (i) accept for exchange all Notes tendered and not validly withdrawn pursuant to the Registered Exchange Offer;

             (ii) deliver to the Trustee for cancellation in accordance with
        Section 5(r) all Notes so accepted for exchange; and

             (iii) cause the Trustee or New Securities Trustee, as the case may be, promptly to authenticate and deliver to each Holder of Securities a principal amount of New Notes equal to the principal amount of the Notes of such Holder so accepted for exchange.

          (e) Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Registered Exchange Offer to participate in a distribution of the New Securities (x) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission in Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991) and Exxon Capital Holdings Corporation (pub. avail. May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993 and similar no-action letters; and (y) must comply with the registration and prospectus delivery requirements of the Act in connection with any secondary resale transaction which must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K under the Act if the resales are of New Securities obtained by such Holder in exchange for Securities acquired by such Holder directly from the Company or one of its Affiliates. Accordingly, each Holder participating in the Registered Exchange Offer shall be required to represent to the Company and the Guarantors that, at the time of the consummation of the Registered Exchange Offer:

             (i) any New Securities received by such Holder will be acquired in the ordinary course of business;

             (ii) such Holder will have no arrangement or understanding with any Person to participate in the distribution of the Securities or the New Securities within the meaning of the Act;

             (iii) such Holder is not an Affiliate of the Company or any of the Guarantors or if it is an Affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Act to the extent applicable;

             (iv) if such Holder is not a Broker-Dealer, that it is not engaged in, and does not intend to engage in, the distribution of the New Securities; and

             (v) if such Holder is a Broker-Dealer, that it will receive New Securities for its own account in exchange for Securities that were acquired as a result of market-making activities or other trading activities and that it will deliver a prospectus in connection with any resale of such New Securities.

          3.  Shelf Registration.

          (a) If (i) due to any change in law or applicable interpretations thereof by the Commission's staff, the Company determines upon advice of its outside counsel that it is not permitted to effect the Registered Exchange Offer as contemplated by Section 2 hereof; (ii) for any other reason the Exchange Offer Registration Statement is not declared effective by December 2, 2002 or the Registered Exchange Offer is not consummated by December 31, 2002; (iii) the Initial Purchaser determines upon advice of its counsel that a Shelf Registration Statement must be filed in connection with any public offering or sale of Securities that are not eligible to be exchanged for New Securities in the Registered Exchange Offer and that are held by it following consummation of the Registered Exchange Offer; or (iv) any Holder (other than the Initial Purchaser) is not eligible to participate in the Registered Exchange Offer or does not receive freely tradeable New Securities in the Registered Exchange Offer other than by reason of such Holder being an Affiliate of the Company (it being understood that the requirement that a participating Broker-Dealer deliver the prospectus contained in the Exchange Offer Registration Statement in connection with sales of New Securities shall not result in such New Securities being not "freely tradeable"), the Company and the Guarantors shall effect a Shelf Registration Statement in accordance with subsection
     (b) below.

          (b) If required pursuant to subsection (a) above,

             (i) the Company and the Guarantors, at their cost, shall as promptly as practicable, but in no event later than 90 days after such obligation to file arises, file with the Commission and thereafter shall use their reasonable best efforts to cause to be declared effective under the Act as soon as practicable, but in no event later than December 31, 2002, a Shelf Registration Statement relating to the offer and sale of the Securities or the New Securities, as applicable, by the Holders thereof from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, however, that no Holder (other than the Initial Purchaser) shall be entitled to have the Securities or New Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder; and provided further, that with respect to New Securities received by the Initial Purchaser in exchange for Securities constituting any portion of an unsold allotment, the Company and the Guarantors may, if permitted by current interpretations by the Commission's staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Item 507 or 508 of Regulation S-K, as applicable, in satisfaction of their obligations under this subsection with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

             (ii) the Company and the Guarantors shall use their reasonable best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Act, in order to permit the Prospectus forming part thereof to be usable by Holders for a period the earlier of (A) the time when all of the Securities or New Securities, as applicable, covered by the Shelf Registration Statement can be sold pursuant to Rule 144 without limitation under clauses (c), (e), (f) and
        (h) of Rule 144, (B) the date on which all the Securities or New Securities, as applicable, covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement, and (C) the date two years from the date the Shelf Registration Statement is declared effective by the Commission (in any such case, such period being called the "Shelf Registration Period"). The Company and the Guarantors shall be deemed not to have used their reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if they voluntarily take any action that would result in Holders of Securities or New Securities covered thereby not being able to offer and sell such Securities or New Securities during that period, unless (A) such action is required by applicable law; or (B) such action is taken by the Company and the Guarantors in good faith and for valid business reasons (not including avoidance of the Company's and the Guarantors' obligations hereunder), including, but not limited to, the acquisition or divestiture of assets, so long as the Company and the Guarantors promptly thereafter comply with the requirements of Section 5(k) hereof, if applicable.

             (iii) the Company and the Guarantors shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (A) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission; and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          4. Special Interest. If (a) on or prior to December 31, 2002, the Registered Exchange Offer has not been consummated, or (b) after either the Exchange Offer Registration Statement or the Shelf Registration Statement has been declared effective, such Registration Statement thereafter ceases to be effective or usable in connection with resales of Securities or New Securities in accordance with and during the periods specified in this Agreement (each such event referred to in clauses (a) and (b), a ("Registration Default"), then, as liquidated damages, interest ("Special Interest") will accrue on the principal amount of the Securities and the New Securities (in addition to the stated interest on the Securities and New Securities) from and including the date on which any such Registration Default shall occur to but excluding the date on which all Registration Defaults have been cured. Special Interest will accrue at a rate of 0.25% per annum.

          All obligations of the Company and the Guarantors set forth in the preceding paragraph that are outstanding with respect to any Security at the time such Security is exchanged for a New Security shall survive until such time as all such obligations with respect to such Security have been satisfied in full.

          5. Additional Registration Procedures. In connection with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply.

             (a) The Company and the Guarantors shall:

                (i) furnish to the Initial Purchaser, not less than five Business Days prior to the filing thereof with the Commission, a draft copy of any Exchange Offer Registration Statement and any Shelf Registration Statement, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein (including all documents incorporated by reference therein after the initial filing) and shall use their reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as the Initial Purchaser reasonably proposes;

                (ii) include the information set forth in Annex A hereto on the front page of the Prospectus contained in the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Exchange Offer, in Annex C hereto in the underwriting or plan of distribution section of the Prospectus contained in the Exchange Offer Registration Statement, and in Annex D hereto in the letter of transmittal delivered pursuant to the Registered Exchange Offer;

                (iii) if requested by the Initial Purchaser, include the information required by Item 507 or 508 of Regulation S-K, as applicable, in the Prospectus contained in the Exchange Offer Registration Statement; and

                (iv) in the case of a Shelf Registration Statement, include the names of the Holders that propose to sell Securities or New Securities, as applicable, pursuant to the Shelf Registration Statement as selling security holders.

             (b) The Company and the Guarantors shall ensure that:

                (i) any Registration Statement and any amendment thereto and any Prospectus forming part thereof and any amendment or supplement thereto complies in all respects with the Act and the rules and regulations thereunder; and

                (ii) any Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

             (c) The Company and the Guarantors shall advise the Initial Purchaser, the Holders of Securities or New Securities covered by any Shelf Registration Statement and any Exchanging Dealer under any Exchange Offer Registration Statement that has provided in writing to the Company and the Guarantors a telephone or facsimile number and address for notices, and, if requested by the Initial Purchaser or any such Holder or Exchanging Dealer shall confirm such advice in writing (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the Company and the Guarantors shall have remedied the basis for such suspension):

                (i) when a Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                (ii) of any request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus or for additional information;

                (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                (iv) of the receipt by the Company and the Guarantors of any notification with respect to the suspension of the qualification of the Securities or New Securities included therein for sale in any jurisdiction or the initiation of any proceeding for such purpose; and

                (v) of the happening of any event that requires any change in the Registration Statement or the Prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

             (d) The Company and the Guarantors shall use their reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement or the qualification of the Securities or New Securities therein for sale in any jurisdiction at the earliest possible time.

             (e) The Company and the Guarantors shall furnish to each Holder of Securities or New Securities covered by any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, and, if the Holder so requests in writing, all material incorporated therein by reference and all exhibits thereto (including exhibits incorporated by reference therein).

             (f) The Company and the Guarantors shall, during the Shelf Registration Period, deliver to each Holder of Securities or New Securities covered by any Shelf Registration Statement, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request. The Company and the Guarantors consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Securities or New Securities in connection with the offering and sale of the Securities or New Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

             (g) The Company and the Guarantors shall furnish to each Exchanging Dealer or the Initial Purchaser which so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including all material incorporated by reference therein, and, if the Exchanging Dealer so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

             (h) The Company and the Guarantors shall promptly deliver to the Initial Purchaser, each Exchanging Dealer and each other Person required to deliver a Prospectus during the Exchange Offer Registration Period, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as any such Person may reasonably request. The Company and the Guarantors consent to the use of the Prospectus or any amendment or supplement thereto by the Initial Purchaser, any Exchanging Dealer and any such other Person that may be required to deliver a Prospectus following the Registered Exchange Offer in connection with the offering and sale of the New Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Exchange Offer Registration Statement.

             (i) Prior to the Registered Exchange Offer or any other offering of Securities or New Securities pursuant to any Registration Statement, the Company and the Guarantors shall arrange, if necessary, for the qualification of the Securities or the New Securities for sale under the laws of such jurisdictions as any Holder shall reasonably request and will maintain such qualification in effect so long as required; provided that in no event shall the Company and the Guarantors be obligated to qualify to do business in any jurisdiction where they are not then so qualified or to take any action that would subject them to service of process in suits or taxation, other than those arising out of the Initial Placement, the Registered Exchange Offer or any offering pursuant to a Shelf Registration Statement, in any such jurisdiction where they are not then so subject.

             (j) The Company and the Guarantors shall cooperate with the Holders of Securities and New Securities to facilitate the timely preparation and delivery of certificates representing New Securities or Securities to be issued or sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request.

             (k) Upon the occurrence of any event contemplated by subsections
        (c)(ii) through (v) above, the Company and the Guarantors shall promptly prepare a post-effective amendment to the applicable Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to the Initial Purchaser or Exchanging Dealers, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In such circumstances, the period of effectiveness of the Exchange Offer Registration Statement provided for in Section 2 and the Shelf Registration Statement provided for in Section 3(b) shall each be extended by the number of days from and including the date of the giving of a notice of suspension pursuant to Section 5(c) to and including the date when the Initial Purchaser, the Holders of the Securities or New Securities and any known Exchanging Dealer shall have received such amended or supplemented Prospectus pursuant to this Section.

             (l) Not later than the effective date of any Registration Statement, the Company and the Guarantors shall provide a CUSIP number for the Securities or the New Securities, as the case may be, registered under such Registration Statement and provide the Trustee with printed certificates for such Securities or New Securities, in a form eligible for deposit with The Depository Trust Company.

             (m) The Company and the Guarantors shall comply with all applicable rules and regulations of the Commission and shall make generally available to their security holders as soon as practicable after the effective date of the applicable Registration Statement an earnings statement satisfying the provisions of Section 11(a) of the Act.

             (n) The Company and the Guarantors shall cause the Indenture or the New Securities Indenture, as the case may be, to be qualified under the Trust Indenture Act in a timely manner.

             (o) The Company and the Guarantors may require each Holder of Securities or New Securities to be sold pursuant to any Shelf Registration Statement to furnish to the Company and the Guarantors such information regarding the Holder and the distribution of such Securities as the Company and the Guarantors may from time to time reasonably require for inclusion in such Registration Statement. The Company and the Guarantors may exclude from such Shelf Registration Statement the Securities or New Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

             (p) In the case of any Shelf Registration Statement, the Company and the Guarantors shall enter into such agreements and take all other appropriate actions (including if requested an underwriting agreement in customary form) in order to expedite or facilitate the registration or the disposition of the Securities or New Securities, and in connection therewith, if an underwriting agreement is entered into, cause the same to contain indemnification provisions and procedures no less favorable than those set forth in Section 7 (or such other provisions and procedures acceptable to the Majority Holders and the Managing Underwriters, if any, with respect to all parties to be indemnified pursuant to Section 7).

             (q) In the case of any Shelf Registration Statement, the Company and the Guarantors shall use their reasonable best efforts to:

                (i) make reasonably available for inspection by the Holders of Securities or New Securities to be registered thereunder, any Underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such Underwriter all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries;

                (ii) cause the Company's officers, directors and employees to supply all relevant information reasonably requested by the Holders or any such Underwriter, attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations; provided, however, that any information that is designated in writing by the Company, in good faith, as confidential at the time of delivery of such information shall be kept confidential by the Holders or any such Underwriter, attorney, accountant or agent, unless such disclosure is made in connection with a court proceeding or required by law, or such information becomes available to the public generally or through a third party without an accompanying obligation of confidentiality;

                (iii) make such representations and warranties to the Holders of Securities or New Securities registered thereunder and the Underwriters, if any, in form, substance and scope as are customarily made by issuers to Underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

                (iv) obtain opinions of counsel to the Company and the Guarantors and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the Underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and Underwriters;

                (v) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of Securities or New Securities registered thereunder and the Underwriters, if any, in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with primary underwritten offerings; and

                (vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders and the Managing Underwriters, if any, including those to evidence compliance with
           Section 5(k) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company and the Guarantors.

        The actions set forth in clauses (iii), (iv), (v) and (vi) of this Section shall be performed at (A) the effectiveness of such Registration Statement and each post-effective amendment thereto; and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

             (r) If a Registered Exchange Offer is to be consummated, upon delivery of the Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the New Securities, the Company shall mark, or caused to be marked, on the Securities so exchanged that such Securities are being canceled in exchange for the New Securities. In no event shall the Securities be marked as paid or otherwise satisfied.

             (s) If any Broker-Dealer shall underwrite any Securities or New Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Rules of Fair Practice and the By-Laws of the National Association of Securities Dealers, Inc.) thereof, whether as a Holder of such Securities or New Securities or as an Underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, assist such Broker-Dealer in complying with the requirements of such Rules and By-Laws, including, without limitation, by:

                (i) if such Rules or By-Laws shall so require, engaging a "qualified independent underwriter" (as defined in such Rules) to participate in the preparation of the Registration Statement, to exercise usual standards of due diligence with respect thereto and, if any portion of the offering contemplated by such Registration Statement is an underwritten offering or is made through a placement or sales agent, to recommend the yield of such Securities or New Securities;

                (ii) indemnifying any such qualified independent underwriter to the extent of the indemnification of Underwriters provided in Section 7 hereof; and

                (iii) providing such information to such Broker-Dealer as may be required in order for such Broker-Dealer to comply with the requirements of such Rules.

             (t) The Company and the Guarantors shall use their reasonable best efforts to take all other steps necessary to effect the registration of the Securities or the New Securities, as the case may be, covered by a Registration Statement.

          6. Registration Expenses. The Company and the Guarantors shall bear all expenses incurred in connection with the performance of their obligations under Sections 2, 3 and 5 hereof and, in the event of any Shelf Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of one firm or counsel designated by the Majority Holders to act as counsel for the Holders in connection therewith, but excluding fees and expenses of counsel to the Initial Purchaser or the Holders, all agency fees and commissions, underwriting discounts and commissions and transfer taxes attributable to the sale or disposition of Securities by a Holder.

          7.  Indemnification and Contribution.

          (a) The Company and the Guarantors agree, jointly and severally, to indemnify and hold harmless (i) the Initial Purchaser, (ii) each Holder of Securities or New Securities, as the case may be, covered by any Registration Statement (including with respect to any Prospectus delivery as contemplated in Section 5(h) hereof, each Exchanging Dealer), (iii) each Person, if any, who controls (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) any of the foregoing (any of the Persons referred to in this clause (iii) being hereinafter referred to as a "controlling person"), and (iv) the respective officers, directors, partners, employees, representatives and agents of the Initial Purchaser, the Holders (including predecessor Holders) or any controlling person (any person referred to in clause (i), (ii), (iii) or (iv) may hereinafter be referred to as an "Indemnified Holder"), from and against any and all losses, claims, damages, and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted) (collectively "Losses") caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus, or any amendment or supplement thereto or any related preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Indemnified Holder furnished to the Company or the Guarantors in writing by such Indemnified Holder expressly for use in therein; provided, however, that neither the Company nor the Guarantors shall be liable to any Indemnified Holder under the indemnity agreement of this paragraph with respect to any preliminary prospectus to the extent that any such loss, claim, damage, liability, judgment or expense of such Indemnified Holder results from the fact that such Indemnified Holder sold Securities or New Securities under a Registration Statement to a Person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (or of the preliminary prospectus as then amended or supplemented if the Company shall have furnished such Indemnified Holder with such amendment or supplement thereto on a timely basis), in any case where such delivery is required by applicable law and the loss, claim, damage, liability or expense of such Indemnified Holder results from an untrue statement or omission of a material fact contained in the preliminary prospectus which was corrected in the Prospectus (or in the preliminary prospectus as then amended or supplemented if the Company or the Guarantors shall have furnished such Indemnified Holder with such amendment or supplement thereto, as the case may be, on a timely basis). The Company or the Guarantors shall notify such Indemnified

     Holder promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation) or litigation in connection with the matters addressed by this Agreement which involves the Company or the Guarantors or such Indemnified Holder.

          (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company and the Guarantors, each of their respective directors and officers and each Person who controls the Company or the Guarantors within the meaning of either Section 15 of the Securities Act or
     Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and the Guarantors to each Holder, but only with reference to such losses, claims, damages or liabilities which are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to a Holder furnished to the Company or the Guarantors in writing by such Holder expressly for use in any Registration Statement or Prospectus, or any amendment or supplement thereto or any related preliminary prospectus. This indemnity agreement will be in addition to any liability which any such Holder may otherwise have.

          (c) The Initial Purchaser agrees to indemnify and hold harmless the Company and the Guarantors, each of their respective directors and officers and each Person who controls the Company or the Guarantors within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company and the Guarantors to the Initial Purchaser, but only with reference to such losses, claims, damages or liabilities which are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to the Initial Purchaser furnished to the Company or the Guarantors in writing by the Initial Purchaser expressly for use in any Registration Statement or Prospectus, or any amendment or supplement thereto or any related preliminary prospectus. This indemnity agreement will be in addition to any liability which the Initial Purchaser may otherwise have.

          (d) If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly notify the Person or Persons against whom such indemnity may be sought (each an "Indemnifying Person") in writing, and such Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding. In any such proceeding, the Indemnifying Person shall be able to participate in such proceeding and, to the extent that it so elects, jointly with any other similarly situated Indemnifying Person, to assume the defense thereof, subject to the right of the Indemnified Person to be separately represented and to direct its own defense if the named parties to any such proceeding include both the Indemnified Person and the Indemnifying Person and the Indemnified Person has been advised by counsel that representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) such Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary or (ii) the named parties in any such proceeding (including any impleaded parties) include an Indemnifying Person and an Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that an Indemnifying Person shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Indemnified Holders shall be designated in writing by the Holders of the majority in amount of Securities and New Securities offered in the Prospectus to which the claim relates, any such separate firm for the Company, its directors, respective officers and such control Persons of the Company shall be designated in writing by the Company, and any such separate firm for the Guarantors, its directors, respective officers and such control Persons of the Guarantors shall be designated in writing by the Guarantors. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, such Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Person, unless such settlement includes an unconditional release of such Indemnified Person from all liability on claims that are the subject matter of such proceeding.

          (e) If the indemnification provided for in the first and second paragraphs of this Section 7 is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Indemnifying Person on the one hand and the Indemnified Person on the other hand pursuant to the Purchase Agreement or from the offering of the Securities or New Securities pursuant to any Registration Statement which resulted in such losses, claims, damages or liabilities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Person on the one hand and the Indemnified Person on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantors on the one hand and any Indemnified Holder on the other shall be deemed to be in the same proportion as the total net proceeds from the Initial Placement received by the Company and the Guarantors bear to the total net proceeds received by such Indemnified Holder from sales of Securities or New Securities giving rise to such obligations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantors or such Indemnified Holder and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (f) Each of the Company, the Guarantors and the Initial Purchaser agrees that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall any Holder of any Securities or New Securities be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder from the sale of the Security or New Security pursuant to a Registration Statement exceeds the amount of damages which such Holder would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          (g) The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

          (h) The indemnity and contribution agreements contained in this
     Section 7 shall remain operative and in full force and effect regardless of
     (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder or any Person controlling any Holder or by or on behalf of the Company or the Guarantors, their respective officers or directors or any other Person controlling any of the Company or the Guarantors and (iii) acceptance of and payment for any of the Securities or New Securities.

          8.  Underwritten Registrations.

          (a) If any of the Securities or New Securities, as the case may be, covered by any Shelf Registration Statement are to be sold in an underwritten offering, the Managing Underwriters shall be selected by the Majority Holders and shall be reasonably satisfactory to the Company and the Guarantors.

          (b) No Person may participate in any underwritten offering pursuant to any Shelf Registration Statement, unless such Person (i) agrees to sell such Person's Securities or New Securities, as the case may be, on the basis reasonably provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          9. No Inconsistent Agreements. The Company has not, as of the date hereof, entered into, nor shall it, on or after the date hereof, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

          10. Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of the Majority Holders (or, after the consummation of any Registered Exchange Offer in accordance with Section 2 hereof, of New Securities); provided, however, that, with respect to any matter that directly or indirectly affects the rights of the Initial Purchaser hereunder, the Company shall obtain the written consent of the Initial Purchaser. Notwithstanding the foregoing (except the foregoing proviso), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities or New Securities, as the case may be, are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of Securities or New Securities, as the case may be, being sold rather than registered under such Registration Statement.

          11. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or air courier guaranteeing overnight delivery:

             (a) if to a Holder, at the most current address given by such holder to the Company in accordance with the provisions of this Section, which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture, with a copy in like manner to Salomon Smith Barney Inc;

             (b) if to the Initial Purchaser, initially at its address set forth in the Purchase Agreement; and

             (c) if to the Company or the Guarantors, initially at its or their address set forth in the Purchase Agreement.

          All such notices and communications shall be deemed to have been duly given when received.

          The Initial Purchaser or the Company by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

          12. Successors. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without the need for an express assignment or any consent by the Company thereto, subsequent Holders of Securities or New Securities. The Company hereby agrees to extend the benefits of this Agreement to any Holder of Securities and the New Securities, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

          13. Counterparts. This Agreement may be in signed counterparts, each of which shall an original and all of which together shall constitute one and the same agreement.

          14. Headings. The headings used herein are for convenience only and shall not affect the construction hereof.

          15. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          16. Severability. If any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

          17. Securities Held by the Company, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities or New Securities is required hereunder, Securities or New Securities, as applicable, held by the Company or its Affiliates (other than subsequent Holders of Securities or New Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities or New Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

              [Remainder Of This Page Is Intentionally Left Blank]

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement among the Company, the Guarantors and you.

                                          Very truly yours,

                                          NABORS HOLDINGS 1, ULC

                                          By: /s/ Bruce P. Koch
                                              ----------------------------------
                                              Name: Bruce P. Koch
                                              Title: President

                                          NABORS INDUSTRIES LTD.

                                          By: /s/ Daniel McLachlin
                                              ----------------------------------
                                              Name: Daniel McLachlin
                                              Title: Vice President and
                                                     Corporate Secretary
                                              Signed in St. Michael, Barbados

                                          NABORS INDUSTRIES, INC.

                                          By: /s/ Anthony G. Petrello
                                              ----------------------------------
                                              Name: Anthony G. Petrello
                                              Title: President and Chief
                                                     Operating Officer

The foregoing Agreement is hereby
confirmed and accepted as of the date
first above written.

LEHMAN BROTHERS INC.

By: /s/ Gregory Hall
    -----------------------------------
    Name: Gregory Hall
    Title: Managing Director

                                                                         ANNEX A

     Each Broker-Dealer that receives New Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a Broker-Dealer in connection with resales of New Securities received in exchange for Securities where such Securities were acquired by such Broker-Dealer as a result of market-making activities or other trading activities. The Company has agreed that, starting on the Expiration Date (as defined herein) and ending on the close of business one year after the Expiration Date, or such shorter period as will terminate when all New Securities held by Exchanging Dealers or Initial Purchaser have been sold pursuant hereto, it will make this Prospectus available to any Broker-Dealer for use in connection with any such resale. Furthermore, any broker-dealer that acquired any of the old notes directly from us:

     - may not rely on the applicable interpretation of the staff of the SEC's position contained in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988), Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991),), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993 and similar no-action letters; and

     - must also be named as a selling noteholder in connection with the registration and prospectus delivery requirements of the Securities Act relating to any resale transaction.

See "Plan of Distribution."

                                                                         ANNEX B

     Each Broker-Dealer that receives New Securities for its own account in exchange for Securities, where such Securities were acquired by such Broker-Dealer as a result of market-making activities or other trading activities, must acknowledge that it will comply with the registration and prospectus delivery requirements of the Securities Act in connection with any offer, resale or other transfer of such New Securities, including information with respect to any selling holder required by the Securities Act in connection with the resale of the New Securities. See "Plan of Distribution."

                                                                         ANNEX C

                              PLAN OF DISTRIBUTION

     Each Broker-Dealer that receives New Securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such New Securities. This Prospectus, as it may be amended or supplemented from time to time, may be used by a Broker-Dealer in connection with resales of New Securities received in exchange for Securities where such Securities were acquired as a result of market-making activities or other trading activities. We have agreed that, starting on the Expiration Date and ending on the close of business 180-days after the Expiration Date or such shorter period as will terminate when all New Securities held by Exchanging Dealers or Initial Purchaser have been sold pursuant hereto, we will make this Prospectus, as amended or supplemented, available to any Broker-Dealer for use in connection with any such resale. In
addition, until           , 200  , all dealers effecting transactions in the New
Securities may be required to deliver a prospectus.

     We will not receive any proceeds from any sale of New Securities by brokers-dealers. New Securities received by Broker-Dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the New Securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such Broker-Dealer and/or the purchasers of any such New Securities. Any Broker-Dealer that resells New Securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such New Securities may be deemed to be an "underwriter" within the meaning of the Securities Act and any profit of any such resale of New Securities and any commissions or concessions received by any such Persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a Broker-Dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     Furthermore, any broker-dealer that acquired any of the old notes directly from us:

     - may not rely on the applicable interpretation of the staff of the SEC's position contained in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988), Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991),), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993 and similar no-action letters; and

     - must also be named as a selling noteholder in connection with the registration and prospectus delivery requirements of the Securities Act relating to any resale transaction.

     For a period of 180-days after the Expiration Date or such shorter period as will terminate when all New Securities held by Exchanging Dealers or Initial Purchaser have been sold pursuant hereto, we will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any Broker-Dealer that requests such documents in the Letter of Transmittal. We have agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the holder of the Securities) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the Securities (including any Broker-Dealers) against certain liabilities, including liabilities under the Securities Act.

     [If applicable, add information required by Regulation S-K Items 507 and/or 508.]

                                                                         ANNEX D

Rider A
         CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND
         10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name:
         --------------------------------------------------------------

         Address:
         --------------------------------------------------------------

         --------------------------------------------------------------

Rider B

     If the undersigned is not a Broker-Dealer, the undersigned represents that it acquired the New Securities in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of New Securities and it has no arrangements or understandings with any Person to participate in a distribution of the New Securities. If the undersigned is a Broker-Dealer that will receive New Securities for its own account in exchange for Securities, it represents that the Securities to be exchanged for New Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.